Exhibit 32.1

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Scott E. Doyle, President and Chief Executive Officer of Spire Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended June 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of Spire Inc.

Date:	August 5, 2026	Signature:	/s/ Scott E. Doyle
Scott E. Doyle
President and Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Adam W. Woodard, Executive Vice President, Chief Financial Officer of Spire Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-Q for the period ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the period ended June 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of Spire Inc.

Date:	August 5, 2026	Signature:	/s/ Adam W. Woodard
Adam W. Woodard
Executive Vice President, Chief Financial Officer